                                                                    Exhibit 99.4


                                                                                            MINDEN BANCORP, INC.
                                                                                              STOCK ORDER FORM
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                                                                        STOCK INFORMATION CENTER               EXPIRATION DATE
                                                                                                           for Stock Order Forms:
                                                                           MINDEN, LOUISIANA                  __________, 2002
                                                                             (318) ___-____               12:00 Noon, Central Time
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IMPORTANT-PLEASE NOTE: A properly completed original stock order form must be used to subscribe for common stock. Faxes or copies of this form will not be accepted. Please read the Stock Ownership Guide and Stock Order Form Instructions as you complete this form. The minimum purchase is 25 shares and the maximum purchase is 15,000 shares.
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(1) NUMBER OF SHARES                                 SUBSCRIPTION PRICE                             (2) TOTAL PAYMENT DUE

    ------------------------------                                                                   -------------------------------
                                             x            $10.00                 =                      $
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/ / (3) METHOD OF PAYMENT/CHECK              CHECK AMOUNT  (5) PURCHASER INFORMATION
        Enclosed is a check, bank draft or
        money order made payable to Minden                 / / a.  Eligible Account Holder - Check here if you were a depositor
        Building and Loan Association in     ------------          of at least $50.00 at Minden Building and Loan Association on
        the amount of:                                             September 30, 2000.
--------------------------------------------------------  / /  b.  Supplemental Eligible Account Holder - Check here if you were
/ / (4) METHOD OF PAYMENT/WITHDRAWAL                               a depositor of at least $50.00 at Minden Building and Loan
        The undersigned authorizes withdrawal from the             Association on [MARCH 31, 2002] but are not an Eligible
        following account(s) at Minden Building and Loan           Account Holder.
        Association. There is no penalty for early        / /  c.  Other Member - Check here if you were a depositor at Minden
        withdrawal for purposes of this payment. Do not            Building and Loan Association on ____________, 2002 but are
        list IRA Accounts for withdrawal payments. If              not an Eligible Account Holder or a Supplemental Account
        you wish to use funds from a Minden Building and           Holder.
        Loan Association IRA Account, you must first      / /  d.  Check here if you are not a Minden Building and Loan Association
        contact the Stock Information Center by                    depositor, but are a resident of Webster Parish, Louisiana.
        _____________, 2002.

ACCOUNT NUMBER(S)                             WITHDRAWAL       ACCOUNT TITLE (NAMES ON ACCOUNTS)           ACCOUNT NUMBER(S)
                                              AMOUNT(S)

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                                            $
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                TOTAL WITHDRAWAL AMOUNT     $
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                                                                 PLEASE NOTE: PLEASE LIST ANY ACCOUNT TITLES OR ACCOUNT NUMBERS NOT
                                                                 LISTED ABOVE.  FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE
                                                                 LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.
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(6) STOCK REGISTRATION/FORM OF STOCK OWNERSHIP

    / / Individual              / /  Joint Tenants    / /  Tenants in Common     / /  Fiduciary (Under Agreement Dated ___________)
    / / Individual Retirement   / /  Corporation      / /  Uniform Transfer to   / /   Other ______________________________________
        Account (IRA)                or Partnership        Minors Act
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(7) NAME(S) IN WHICH STOCK IS TO BE REGISTERED (PLEASE PRINT CLEARLY)                 Social Security # or Tax ID

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Name(s) continued
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Street Address                                                                        County
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(8) TELEPHONE INFORMATION (Daytime)               City                                State                  Zip Code
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/ / (9) NASD AFFILIATION                                                               / /  (10) ASSOCIATE - ACTING IN CONCERT
Check here if you are a member of the National Association of Securities                    Check here if you or any associate (as
Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of                defined in the Item 10 Instructions)
the immediate family of any such person to whose support such person contributes.           or persons acting in concert with you
To comply with conditions under which an exemption from the NASD's Interpretation           have submitted other orders for shares
With Respect to Free-Riding and Withholding is available, you agree, if you have            in the Subscription and/or Community
checked the NASD Affiliation box, (i) not to sell, transfer or hypothecate the              Offerings.
stock for a period of 90 days following issuance, and (ii) to report this subscription in writing to the applicable NASD member within one day of payment therefor.
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(11) ACKNOWLEDGMENT
To be effective, this fully completed Stock Order Form together with payment or proper withdrawal authorization must be actually received by Minden Building and Loan Association no later than 12:00 Noon, Central Time, on _______, 2002, unless extended;
otherwise this Stock Order Form and all subscription rights will be void. All rights exercisable hereunder are not transferable and shares purchased upon exercise of such rights must be purchased for the account of the person exercising such rights.
It is understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the
Plan of Reorganization ("Plan"), pursuant to which Minden Building and Loan Association will become a wholly owned subsidiary of
Minden Bancorp, Inc., which will be a majority-owned subsidiary of Minden Mutual Holding Company. If the Plan is not approved by the members of Minden Building and Loan Association at a Special Meeting to be held on ____________, 2002 or any adjournment thereof, all orders will be canceled and funds received as payment, with accrued interest, will be returned promptly. The undersigned agrees that after receipt by Minden Building and Loan Association, this Stock Order Form may not be modified, withdrawn or canceled (unless the offering is not completed within 45 days after the completion of the Subscription Offering)
without Minden Building and Loan Association's consent, and if authorization to withdraw from deposit accounts at Minden Building and Loan Association has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned.
Under penalty of perjury, I certify that the Social Security or Tax ID Number and the other information provided under number 7 of this Stock Order Form are true, correct and complete, that I am not subject to back-up withholding, that I am purchasing for my own account and that there is no agreement or understanding regarding the transfer of my subscription rights or the sale or transfer of these shares. Applicable regulations prohibit any person from transferring or entering into any agreement directly or indirectly to transfer, the legal or beneficial ownership of subscription rights, or the underlying securities to the account of another.
I acknowledge that the common stock offered is not a savings or deposit account, is not insured by the Savings Association Insurance
Fund, the Bank Insurance Fund, the Federal Deposit Insurance Corporation, or any other government agency, may lose value and is not guaranteed by Minden Building and Loan Association.
A VALID STOCK ORDER FORM MUST BE SIGNED AND DATED BELOW AND ON THE FORM OF CERTIFICATION ON THE REVERSE HEREOF.

Signature                                   Date    Signature                           Date             ---------------------------
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A SIGNED FORM OF CERTIFICATION MUST ACCOMPANY ALL STOCK ORDER FORMS (SEE REVERSE SIDE)                   Other ______________ Batch
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                                                                                                         Deposit
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          A VALID STOCK ORDER FORM MUST BE SIGNED AND DATED BELOW AND
                          ON THE FRONT OF THIS FORM.
                            FORM OF CERTIFICATION

I/WE ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR SAVINGS ACCOUNT AND IS NOT FEDERALLY INSURED, AND IS NOT GUARANTEED BY MINDEN BUILDING AND LOAN ASSOCIATION OR BY THE FEDERAL GOVERNMENT.

IF ANYONE ASSERTS THAT THIS SECURITY IS FEDERALLY INSURED OR GUARANTEED, OR
IS AS SAFE AS AN INSURED DEPOSIT, I SHOULD CALL THE OFFICE OF THRIFT SUPERVISION REGIONAL DIRECTOR FOR THE MIDWEST REGION, FREDERICK R. CASTEEL, AT
(972) 227-9500.

I/We further certify that, before purchasing the common stock, par value $.01 per share, of Minden Bancorp, Inc., I/we received the Prospectus dated ___________, 2002 (the "Prospectus").

The Prospectus that I/we received contains disclosure concerning the nature of the security being offered and describes the risks involved in the investment, including but not limited to:


1.  Minden Mutual Will Own a Majority of Our Outstanding Common Stock and Will Be Able
    to Control the Result of Most Matters Put to a Vote of Our Stockholders..............................................
2.  Higher Interest Rates Would Hurt Our Profitability...................................................................
3.  Commercial Real Estate, Consumer and Commercial Business Lending Increase Credit Risk................................
4.  Our Low Return on Equity May Cause Our Common Stock Price to Decline.................................................
5.  Our Stock Value May Suffer from Our Mutual Holding Company Structure and
    Anti-Takeover Provisions That May Impede Potential Takeovers.........................................................
6.  We Intend to Remain Independent Which May Mean You Will Not Receive
    a Premium for Your Common Stock......................................................................................
7.  Our Employee Stock Benefit Plans Will Increase Our Costs.............................................................
8.  Our Employee Stock Benefit Plans May Be Dilutive.....................................................................
9.  An Increase in the Offering Range Would Be Dilutive..................................................................
10. Our Valuation Is Not Indicative of the Future Price of Our Common Stock..............................................
11. Although We Are a Savings and Loan Holding Company, Our Stock Is Not Guaranteed or Insured
    by Any Governmental Agency...........................................................................................
12. Due to Possible Continued Market Volatility Our Stock Price May Decline After the Offering...........................
13. Limited Market for Our Common Stock May Depress Our Market Price and
    Make It Difficult to Buy or Sell Our Stock...........................................................................
14. Exercise of Subscription Rights May Be Taxable.......................................................................
15. Our Business Is Concentrated in an Area with Lower Income Levels and Higher Unemployment
    Which May Affect the Asset Quality of Our Loan Portfolio.............................................................
16. If We Lose Our Key Officers, It Could Adversely Affect Our Operations................................................
17. Our Operations Are Subject to Regulatory and Legislative Changes Which May Affect Our Future
    Profitability........................................................................................................
18. We Face Strong Competition in Webster Parish, Louisiana, Which May Adversely Impact Our Profitability................


Signature                                          Date                  Signature                                        Date
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Name (Please Print)                                                      Name (Please Print)
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(NOTE:  IF SHARES ARE TO BE HELD JOINTLY, BOTH PARTIES MUST SIGN)

     EXECUTION OF THIS CERTIFICATION FORM WILL NOT CONSTITUTE A WAIVER OF ANY RIGHTS THAT A PURCHASER MAY HAVE UNDER THE FEDERAL SECURITIES LAWS, INCLUDING THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934.